EXHIBIT 23
                                                                   ----------





                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-90697, No. 333-72146), Registration Statement on Form S-4 (No. 333-34861), and Form S-8 (No. 33-62202, No. 333-5730 and No.
333-91335) of CTS Corporation of our report dated February 27, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.




 /S/
 --------------------------------
 PricewaterhouseCoopers LLP

 Chicago, Illinois
 March 14, 2002